UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2008
FOUNDRY NETWORKS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26689 (Commission File Number)	77-0431154 (I.R.S. Employer Identification Number)
4980 Great America Parkway
Santa Clara, CA 95054
(Address, including zip code, of principal executive offices)
(408) 207-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A (the “Amended 8-K”) is being filed to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission by Foundry Networks, Inc. (the “Company”) on November 13, 2008 (the “Original 8-K”) to correct a typographical error in Section 2.38 of Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”), filed as Exhibit 2.1.1 to the Original 8-K, by inserting (1) the words “litigation (including” between the words “stockholder” and “class” and (2) “)” between the words “litigation” and “against” in subsection (B) of the amendment to Section 8.3(f)(y)(ii) of the Agreement and Plan of Merger dated as of July 21, 2008, as set forth in Section 2.38 of the Amendment. The corrected Amendment No. 1 to Agreement and Plan of Merger is filed as Exhibit 2.1.1 to this Amended 8-K.

Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-2.1.1

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

2.1.1	Amendment No. 1 to Agreement and Plan of Merger dated as of November 7, 2008 among Brocade Communications Systems, Inc., Falcon Acquisition Sub, Inc. and Foundry Networks, Inc.

2.2.1*	Form of Amendment to Voting Agreement

2.3*	Form of Agreement

99.1*	Joint Press Release dated November 7, 2008

*	Previously filed as an Exhibit to the Original 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDRY NETWORKS, INC.
Date: November 20, 2008	By:	/s/ Daniel W. Fairfax
Daniel W. Fairfax
Vice President, Finance and Administration, Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1.1	Amendment No. 1 to Agreement and Plan of Merger dated as of November 7, 2008 among Brocade Communications Systems, Inc., Falcon Acquisition Sub, Inc. and Foundry Networks, Inc.

2.2.1*	Form of Amendment to Voting Agreement

2.3*	Form of Agreement

99.1*	Joint Press Release dated November 7, 2008

*	Previously filed as an Exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Foundry Networks, Inc. on November 13, 2008.